UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21318

Name of Fund: Corporate High Yield Fund VI, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Corporate High
        Yield Fund VI, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 08/31/04

Date of reporting period: 09/01/03 - 02/29/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Corporate High Yield
                                        Fund VI, Inc.

Semi-Annual Report
February 29, 2004

[LOGO] Merrill Lynch Investment Managers

Corporate High Yield Fund VI, Inc.

The Benefits and Risks of Leveraging

Corporate High Yield Fund VI, Inc. utilizes leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the yield earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.


2         CORPORATE HIGH YIELD FUND VI, INC.      FEBRUARY 29, 2004

A Letter From the President

Dear Shareholder

As I write to you at February month-end, fixed income markets in the United States continued to reward those investors willing to accept greater risk. The high yield market, as measured by the Credit Suisse First Boston High Yield Index, provided a return of +10.88% over the past six months and +25.17% for the 12-month period ended February 29, 2004. In other areas of fixed income, investment grade corporate bonds, as measured by the Merrill Lynch Corporate Master Index, returned +6.59% and +8.11% for the six-month and 12-month periods ended February 29, 2004, respectively. U.S. Treasury issues, as measured by the Merrill Lynch U.S. Treasuries 1 - 10 Years Index, returned +3.16% and +2.73% for the six-month and 12-month periods ended February 29, 2004, respectively.

At this time, equity markets maintained their positive momentum from year-end 2003. For the six-month and 12-month periods ended February 29, 2004, the Standard & Poor's (S&P) 500 Index returned +14.59% and +38.52%, respectively. Much of the boost came from improving economic conditions in the United States.

The major signposts indicate that we are seeing a shift from economic growth fueled primarily by fiscal and monetary stimulus to a broader-based, self-sustaining economic expansion. Gross domestic product growth, which peaked at an annualized rate of 8.2% in the third quarter of 2003, was 4.1% in the fourth quarter. A similar level of growth is expected in the first quarter of 2004. For its part, the Federal Reserve Board has reiterated its willingness to keep short-term interest rates at current low levels to ensure the economy's strength.

Accompanying the increase in economic activity was an improvement in corporate earnings. By February 10, 2004, 392 of the S&P 500 companies had reported their fourth-quarter 2003 results, and 67.6% of those exceeded expectations. In the meantime, the American consumer, who continued to spend despite the faltering economy, may get further incentive from another round of Federal tax refunds this year.

At Merrill Lynch Investment Managers, we believe the events and efforts of 2003 leave us with a much stronger economy and that recent optimism suggests it is time for investors to consider what can go right in 2004. We encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Terry K. Glenn

                                        Terry K. Glenn
                                        President and Director


          CORPORATE HIGH YIELD FUND VI, INC.      FEBRUARY 29, 2004            3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Managers

      Fund performance benefited during the period from favorable security selection and our use of leverage, a strategy that enhances returns in a rising market.

How did the Fund perform during the period?

For the six-month period ended February 29, 2004, the Common Stock of Corporate High Yield Fund VI, Inc. had net annualized yields of 9.08% and 9.77%, based on a period-end per share net asset value of $15.74 and a per share market price of $14.63, respectively, and $.713 per share income dividends. Over the same period, the total investment return of the Fund's Common Stock was +15.04%, based on a change in per share net asset value from $14.39 to $15.74, and assuming reinvestment of $.713 per share ordinary income dividends and $.024 per share capital gains distributions.

The Fund's return significantly exceeded that of the high yield market, as measured by the Credit Suisse First Boston (CSFB) High Yield Index, which returned +10.88% for the six-month period ended February 29, 2004. The Fund underperformed its comparable Lipper category of High Current Yield Funds (Leveraged), which had an average return of +15.36% for the same period. (Funds in this Lipper category aim for relatively high current yield from investment in fixed income securities, have no quality or maturity restrictions and tend to invest in lower-grade debt issues.)

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or a discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What factors contributed to the Fund's performance?

Fund performance benefited from the use of leverage and positive results from several holdings that rebounded during the period. Expectations of economic recovery and improving corporate earnings supported a continued strong high yield market during the past six months. The riskier, previously downtrodden sectors and credits were the market's best performers during the period. Within these categories, Fund performance benefited from our holdings in two independent power producers, Calpine Corporation and Mission Energy Holding Company. Our positions in the chemical and airlines sectors also enhanced the Fund's return.

Toward the end of the period, the high yield market softened as investors became concerned about the momentum of economic growth. Consequently, the prices of riskier credits, particularly those with larger issues, as well as securities of companies that announced earnings disappointments, fell considerably. This led to significant declines in the values of several portfolio holdings, including El Paso Corporation's Coastal subsidiary, which announced large oil and gas reserve write-downs; Time Warner Telecom Inc. which cancelled a bond refinancing; and Charter Communications Holdings, LLC, a highly leveraged cable television provider. We believe these bonds have adequate asset protection, and we intend to maintain our positions. We also believe the market will be choppy in the near term, as investors reassess their expectations for earnings growth and reposition their portfolios defensively in anticipation of rising interest rates.

What changes were made to the portfolio during the period?

During the period, we allocated approximately 6.5% of the Fund's net assets to convertible securities in an effort to capture the potential upside in the equity markets. The goal also was to diversify the portfolio amid what we believe is an increasingly skittish and fully valued high yield market. Convertibles can be volatile, reflecting movements in the underlying stocks; therefore, we anticipate that our holdings will be subject to the same risks. However, we have attempted to mitigate that risk by choosing higher-quality issues and by purchasing bonds that are somewhat insulated from downside volatility while benefiting from rising stock prices. Among the Fund's most significant convertible positions are Tyco International Group SA (rated BBB-), General Motors Corporation (BBB), Liberty Media Corporation (BBB-) and the securities of Citizens Utilities Trust (BB+), a telephone service provider.


4         CORPORATE HIGH YIELD FUND VI, INC.      FEBRUARY 29, 2004

We also temporarily increased our holdings in the riskier CCC-rated credits. The strong performance of several of our downtrodden credits -- most notably Mission Energy and Calpine -- increased the Fund's weighting in the CCC sector, as we did not reduce our holdings when the prices of these securities rose. Our overweight position in this rating category also reflects our view that the underlying credit quality of several companies with CCC-rated securities is better than the credit quality implied by the rating. We believe the low rating may reflect recently resolved financial difficulties (as is the case with Qwest Communications International, Inc., a telecommunications provider), or high financial leverage on what we consider to be sound and improving fundamentals (for example, American Tower Corporation).

The Fund's leverage position averaged 26.3% during the six-month period. That is, the Fund borrowed the equivalent of 26.3% of total assets invested, earning incremental yield on the investments we made with the borrowed funds. As of February 29, 2004, the Fund was 26.2% leveraged after borrowing $196.7 million at a cost of 1.03%. For the six-month period, the average amount borrowed was approximately $175.9 million and the daily weighted average borrowing rate was 1.37%. While leveraging will hinder the Fund's total return in a weak market, the converse also is true. We intend to maintain our leverage position in the mid-20% range, although that level may vary somewhat as we adjust the portfolio's holdings. (For a more complete discussion of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

The attractive valuations found in the market during 2003 have largely evaporated, leaving more limited potential for strong upward momentum in the high yield market. We expect increasing market volatility in the near term, but believe high yield securities will continue to find support from a gradually improving economy and the resultant positive corporate earnings. We believe that increasing pressure for higher interest rates will have a greater effect on the high yield market toward the end of 2004.

Within this broad picture, we believe certain industries, such as the utility and independent power producer sector, represent good relative value. As of February 29, 2004, two of the Fund's largest industry allocations were in utilities, at 10.1% of total market value, and wireless telecommunications, at 6.7%. In our opinion, the utility sector has exhibited favorable fundamentals, and the independent power producer subsector offers attractive valuations. We also believe there is strong underlying fundamental growth in the wireless telecommunications sector, particularly the communications tower companies.

The Fund is underweight in the leisure sector, based on our belief that these securities already have priced in the upside potential. We maintain an underweight in information technology, given our perception of high valuations and volatile earnings. We have limited exposure to the retail, food and drug, and finance sectors based on what we believe is inadequate and uncertain asset protection in these areas of the market. Similar to the CSFB High Yield Index, the Fund had an average credit rating of B at the close of the period.

B. Daniel Evans
Vice President and Portfolio Manager

Elizabeth M. Phillips
Vice President and Portfolio Manager

March 15, 2004


          CORPORATE HIGH YIELD FUND VI, INC.      FEBRUARY 29, 2004            5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                        (in U.S. dollars)

                          S&P       Moody's   Face
Industry+                 Ratings   Ratings   Amount        Corporate Bonds                                               Value
===================================================================================================================================
Aerospace & Defense--     B         B2        $ 3,900,000   Alliant Techsystems Inc., 2.75% due 2/15/2024
3.3%                                                        (Convertible) (a)                                         $   4,007,250
                          B+        B1          2,000,000   Esterline Technologies Corporation, 7.75%
                                                            due 6/15/2013                                                 2,140,000
                                                            K & F Industries, Inc.:
                          B         B3          1,200,000        9.25% due 10/15/2007                                     1,239,000
                          B         B3          1,500,000        9.625% due 12/15/2010                                    1,676,250
                                                            L-3 Communications Corporation:
                          BB-       Ba3         1,500,000        7.625% due 6/15/2012                                     1,665,000
                          BB-       Ba3         2,000,000        6.125% due 7/15/2013                                     2,055,000
                          B-        B3          3,500,000   TD Funding Corp., 8.375% due 7/15/2011                        3,692,500
                          B         B2          1,750,000   The Titan Corporation, 8% due 5/15/2011 (a)                   1,995,000
                                                                                                                      -------------
                                                                                                                         18,470,000
===================================================================================================================================
Airlines--1.8%            BB        B1          3,625,000   American Airlines, Inc., 7.80% due 10/01/2006                 3,505,064
                                                            Continental Airlines, Inc.:
                          CCC+      Caa2          975,000        8% due 12/15/2005                                          945,750
                          B+        B2            354,023        6.541% due 9/15/2008                                       337,626
                          BB-       B2          2,005,386        7.033% due 6/15/2011                                     1,834,708
                          BB+       Ba2         3,796,951        6.90% due 1/02/2017                                      3,361,203
                                                                                                                      -------------
                                                                                                                          9,984,351
===================================================================================================================================
Automotive--1.9%          B         B3          2,125,000   Asbury Automotive Group Inc., 8% due 3/15/2014 (a)            2,130,312
                          BBB       Baa1          975,000   General Motors Corporation, 8.25% due 7/15/2023               1,090,789
                                                            Metaldyne Corporation:
                          B         Caa1        4,125,000        11% due 6/15/2012                                        3,867,188
                          B         B3          1,725,000        10% due 11/01/2013 (a)                                   1,785,375
                          B         B3          1,500,000   United Auto Group, Inc., 9.625% due 3/15/2012                 1,657,500
                                                                                                                      -------------
                                                                                                                         10,531,164
===================================================================================================================================
Broadcasting--3.9%        CCC       B3          3,900,000   Granite Broadcasting Corporation, 9.75%
                                                            due 12/01/2010 (a)                                            3,831,750
                          B         B2          3,750,000   LIN Television Corporation, 6.50% due 5/15/2013               3,825,000
                          B-        B3          3,500,000   NextMedia Operating, Inc., 10.75% due 7/01/2011               3,928,750
                                                            Salem Communications Holding Corporation:
                          B-        B3          6,375,000        7.75% due 12/15/2010                                     6,757,500
                          B-        B3            125,000        9% due 7/01/2011                                           136,406
                                                            Young Broadcasting Inc. (a):
                          B         B2          1,150,000        8.50% due 12/15/2008                                     1,236,250
                          CCC+      Caa1        2,125,000        8.75% due 1/15/2014                                      2,199,375
                                                                                                                      -------------
                                                                                                                         21,915,031
===================================================================================================================================
Cable--                   C         Caa2        1,525,000   Diamond Holdings PLC, 9.125% due 2/01/2008                    1,572,656
International--3.3%       C         Caa2        8,000,000   NTL Incorporated, 11.20% due 11/15/2007                       8,050,000
                                                            Telewest Communications PLC (b):
                          D         Ca         12,500,000        11% due 10/01/2007                                       8,312,500
                          C         Ca            650,000        9.282%** due 2/01/2010                                     320,125
                                                                                                                      -------------
                                                                                                                         18,255,281
===================================================================================================================================
Cable--U.S.--6.9%         NR*       NR*         1,300,000   Adelphia Communications Corporation, 6%
                                                            due 2/15/2006 (Convertible) (b)                                 507,000
                          CCC-      Caa1          456,902   Avalon Cable LLC, 11.875% due 12/01/2008                        482,603
                          BB-       B1          5,000,000   CSC Holdings, Inc., 7.625% due 4/01/2011                      5,400,000
                          D         Caa1        3,650,000   Century Cable Holdings LLC, Term,
                                                            due 12/31/2009 (e)                                            3,466,361
                          CCC-      Ca          8,000,000   Charter Communications Holdings, LLC, 10%
                                                            due 4/01/2009                                                 6,960,000
                          B-        Caa2        4,000,000   Insight Communications Company, Inc., 10.291%**
                                                            due 2/15/2011                                                 3,440,000
                                                            Insight Midwest, LP:
                          B+        B2          3,000,000        9.75% due 10/01/2009                                     3,157,500
                          B+        B2          1,550,000        10.50% due 11/01/2010                                    1,674,000
                          NR*       NR*         6,500,000   Loral Cyberstar, Inc., 10% due 7/15/2006 (b)                  5,037,500
                          NR*       NR*         3,175,000   Loral Space & Communications Ltd., 9.50%
                                                            due 1/15/2006 (b)                                             1,365,250
                          B+        B2          6,425,000   Mediacom Broadband LLC, 11% due 7/15/2013                     6,971,125
                                                                                                                      -------------
                                                                                                                         38,461,339


6         CORPORATE HIGH YIELD FUND VI, INC.      FEBRUARY 29, 2004

Schedule of Investments (continued)                            (in U.S. dollars)

                          S&P       Moody's   Face
Industry+                 Ratings   Ratings   Amount        Corporate Bonds                                               Value
===================================================================================================================================
Chemicals--9.1%           BB-       B3        $ 1,650,000   Geon Company, 6.875% due 12/15/2005                       $   1,633,500
                          CCC+      NR*         3,500,000   HMP Equity Holdings Corporation, 15.382%**
                                                            due 5/15/2008 (a)                                             1,855,000
                          CCC+      Caa2        4,000,000   Huntsman International Holdings LLC, 15.243%**
                                                            due 12/31/2009                                                1,880,000
                          CCC+      Caa1        5,500,000   Huntsman International LLC, 10.125% due 7/01/2009             5,610,000
                          B+        B2          4,700,000   ISP Holdings, Inc., 10.625% due 12/15/2009                    5,193,500
                          BB-       B1          4,500,000   Millennium America Inc., 7% due 11/15/2006                    4,545,000
                                                            Nalco Company (a):
                          B-        B2            800,000        7.75% due 11/15/2011                                       832,000
                          B-        Caa1        1,350,000        8.875% due 11/15/2013                                    1,417,500
                          B-        Caa2        6,250,000   Nalco Finance Holdings Inc., 9.036%**
                                                            due 2/01/2014 (a)                                             3,781,250
                          BB-       B2          4,750,000   Omnova Solutions Inc., 11.25% due 6/01/2010                   5,296,250
                          BB-       B3          4,925,000   PolyOne Corporation, 10.625% due 5/15/2010                    5,072,750
                          CCC+      Caa1        5,575,000   Rhodia SA, 8.875% due 6/01/2011 (a)                           4,989,625
                          B-        B3          3,025,000   Rockwood Specialties Group, Inc., 10.625%
                                                            due 5/15/2011                                                 3,357,750
                          B-        Caa1        4,500,000   Terra Capital, Inc., 11.50% due 6/01/2010                     4,927,500
                                                                                                                      -------------
                                                                                                                         50,391,625
===================================================================================================================================
Consumer                                                    Chattem, Inc. (a):
Products--2.3%            B+        Ba3         1,100,000        4.12% due 3/01/2010 (c)                                  1,111,000
                          B-        B2            675,000        7% due 3/01/2014                                           675,844
                          B         B3          2,450,000   Hines Nurseries, Inc., 10.25% due 10/01/2011                  2,670,500
                          CCC+      Caa1        7,000,000   Samsonite Corporation, 10.75% due 6/15/2008                   7,297,500
                          B-        B3            975,000   Tempur-Pedic, Inc., 10.25% due 8/15/2010 (a)                  1,094,438
                                                                                                                      -------------
                                                                                                                         12,849,282
===================================================================================================================================
Diversified               B-        B3          3,575,000   CBD Media LLC, 8.625% due 6/01/2011                           3,914,625
Media--8.6%               B-        B3          1,000,000   Cinemark USA, Inc., 8.50% due 8/01/2008                       1,040,000
                          B         Caa2        2,325,000   Dex Media, Inc., 8% due 11/15/2013 (a)                        2,325,000
                          B         Caa1        2,975,000   Dex Media West LLC, 9.875% due 8/15/2013 (a)                  3,339,437
                                                            Houghton Mifflin Company:
                          B         B2            950,000        8.25% due 2/01/2011                                      1,007,000
                          B         B3          2,950,000        9.875% due 2/01/2013                                     3,230,250
                          BBB-      Baa3        6,500,000   Liberty Media Corporation, 0.75% due 3/30/2023
                                                            (Convertible)                                                 7,418,125
                          CCC+      Caa1        1,350,000   Nebraska Book Company, Inc., 8.625%
                                                            due 3/15/2012 (a)                                             1,350,000
                                                            Primedia Inc.:
                          B         B3          1,250,000        7.625% due 4/01/2008                                     1,250,000
                          B         B3          3,825,000        8.875% due 5/15/2011                                     3,949,313
                          B+        B1          1,500,000   R.H. Donnelley Financial Corporation I, 8.875%
                                                            due 12/15/2010                                                1,695,000
                          B-        B2          3,075,000   Six Flags, Inc., 9.50% due 2/01/2009                          3,221,063
                                                            Vivendi Universal SA:
                          BB        Ba3         3,275,000        6.25% due 7/15/2008                                      3,512,438
                          BB        Ba3         6,000,000        9.25% due 4/15/2010                                      7,065,000
                          BB-       NR*         3,949,000   Yell Finance BV, 9.95%** due 8/01/2011                        3,672,570
                                                                                                                      -------------
                                                                                                                         47,989,821
===================================================================================================================================
Energy--Exploration &     CCC+      Caa1        1,750,000   Continental Resources, Inc., 10.25% due 8/01/2008             1,802,500
Production--3.5%          B         B2            650,000   EXCO Resources, Inc., 7.25% due 1/15/2011 (a)                   667,875
                          B         B2          4,900,000   Nuevo Energy Company, 9.375% due 10/01/2010                   5,426,750
                          B         B2          4,250,000   Plains Exploration & Production Company, 8.75%
                                                            due 7/01/2012                                                 4,749,375
                          BB-       Ba3         1,750,000   Vintage Petroleum, Inc., 8.25% due 5/01/2012                  1,933,750
                          B+        Ba3         4,600,000   Westport Resources Corporation, 8.25%
                                                            due 11/01/2011                                                5,083,000
                                                                                                                      -------------
                                                                                                                         19,663,250
===================================================================================================================================
Energy--Other--4.5%       BB        Ba3         3,500,000   CITGO Petroleum Corporation, 11.375% due 2/01/2011            4,165,000
                          B         B2          4,500,000   Dresser, Inc., 9.375% due 4/15/2011                           4,860,000
                          BBB       Baa2        3,800,000   Halliburton Company, 3.125% due 7/15/2023
                                                            (Convertible)(a)                                              4,294,000
                          CCC       B3          4,100,000   Ocean Rig Norway AS, 10.25% due 6/01/2008                     3,854,000
                                                            Star Gas Partners, LP:
                          B         B3          3,000,000        10.25% due 2/15/2013                                     3,330,000
                          B         B3          2,000,000        10.25% due 2/15/2013 (a)                                 2,220,000
                          CCC       Caa2        3,400,000   Trico Marine Services, Inc., 8.875% due 5/15/2012             2,227,000
                                                                                                                      -------------
                                                                                                                         24,950,000


          CORPORATE HIGH YIELD FUND VI, INC.      FEBRUARY 29, 2004            7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                            (in U.S. dollars)

                          S&P       Moody's   Face
Industry+                 Ratings   Ratings   Amount        Corporate Bonds                                               Value
===================================================================================================================================
Food/Tobacco--5.7%                                          Commonwealth Brands, Inc. (a):
                          B-        NR*       $ 1,000,000        9.75% due 4/15/2008                                  $   1,095,000
                          B-        B3          4,850,000        10.625% due 9/01/2008                                    5,310,750
                          B+        B2          5,500,000   Cott Beverages, Inc., 8% due 12/15/2011                       6,008,750
                          B         B2          2,250,000   Del Monte Corporation, 8.625% due 12/15/2012                  2,486,250
                          CCC       B2          4,125,000   Doane Pet Care Company, 10.75% due 3/01/2010                  4,279,687
                          B-        B3          4,250,000   Merisant Company, 9.50% due 7/15/2013 (a)                     4,335,000
                          NR*       NR*         2,500,000   New World Pasta Company, 9.25% due 2/15/2009 (b)                425,000
                                                            Smithfield Foods, Inc.:
                          BB-       Ba3         2,250,000        7.625% due 2/15/2008                                     2,373,750
                          NR*       Ba2         3,750,000        8% due 10/15/2009                                        4,092,188
                          B-        Caa1        2,150,000   Tabletop Holdings, Inc., 12.25%** due 5/15/2014 (a)           1,182,500
                                                                                                                      -------------
                                                                                                                         31,588,875
===================================================================================================================================
Gaming--8.0%              B+        B3          2,075,000   Argosy Gaming Company, 7% due 1/15/2014 (a)                   2,124,281
                          B+        B1          5,750,000   Boyd Gaming Corporation, 8.75% due 4/15/2012                  6,353,750
                          B         B2          2,425,000   Isle of Capri Casinos, Inc., 7% due 3/01/2014 (a)             2,425,000
                          B         B2          1,500,000   Jacobs Entertainment, Inc., 11.875% due 2/01/2009             1,605,000
                          BB-       Ba2         3,500,000   MGM Mirage Inc., 9.75% due 6/01/2007                          4,025,000
                          B         B2          5,075,000   The Majestic Star Casino, LLC, 9.50% due 10/15/2010           5,316,062
                          BB-       Ba2         4,000,000   Park Place Entertainment Corporation, 7.875%
                                                            due 3/15/2010                                                 4,440,000
                          CCC+      Caa1        2,425,000   Pinnacle Entertainment, Inc., 8.25% due 3/15/2012 (a)         2,407,589
                          B         B2          4,300,000   Resorts International Hotel and Casino, Inc., 11.50%
                                                            due 3/15/2009                                                 4,751,500
                          B+        B2          4,000,000   Sun International Hotels, 8.875% due 8/15/2011                4,420,000
                          B         Caa1        4,850,000   Trump Casino Holdings, LLC, 11.625% due 3/15/2010             4,813,625
                          CCC+      B3          1,500,000   Wynn Las Vegas, LLC, 12% due 11/01/2010                       1,800,000
                                                                                                                      -------------
                                                                                                                         44,481,807
===================================================================================================================================
Health Care--7.2%         B         B2          2,700,000   Alaris Medical Systems, Inc., 7.25% due 7/01/2011             2,848,500
                          B         B3          3,600,000   Alpharma Inc., 8.625% due 5/01/2011 (a)                       3,744,000
                          BBB-      Ba1         3,800,000   Apogent Technologies Inc., 0% due 12/15/2033
                                                            (Convertible) (a)(f)                                          4,210,780
                          BB-       B2          1,625,000   Biovail Corporation, 7.875% due 4/01/2010                     1,641,250
                                                            Fisher Scientific International Inc.:
                          B+        B2          2,823,000        8.125% due 5/01/2012                                     3,055,897
                          B+        B2          2,150,000        8% due 9/01/2013                                         2,359,625
                          BB-       Ba2         6,250,000   Fresenius Medical Care Capital Trust II, 7.875%
                                                            due 2/01/2008                                                 6,765,625
                          B-        B3          5,300,000   InSight Health Services Corp., 9.875%
                                                            due 11/01/2011 (a)                                            5,419,250
                          NR*       NR*         1,028,000   InterMune Inc., 5.75% due 7/15/2006 (Convertible)             1,054,985
                                                            Tenet Healthcare Corporation:
                          B-        B3          2,500,000        5.375% due 11/15/2006                                    2,375,000
                          B-        B3          2,850,000        6.375% due 12/01/2011                                    2,529,375
                          B         B3          3,650,000   Triad Hospitals, Inc., 7% due 11/15/2013 (a)                  3,777,750
                                                                                                                      -------------
                                                                                                                         39,782,037
===================================================================================================================================
Housing--4.9%                                               Building Materials Corporation of America:
                          B+        B2          6,750,000        7.75% due 7/15/2005                                      6,901,875
                          B+        B2          2,500,000        8% due 10/15/2007                                        2,500,000
                          B+        B2          1,500,000        8% due 12/01/2008                                        1,500,000
                          BB-       Ba3         3,700,000   Forest City Enterprises, Inc., 7.625% due 6/01/2015           3,959,000
                                                            Nortek Holdings, Inc.:
                          B+        B1            750,000        9.25% due 3/15/2007                                        761,565
                          B+        B1          1,000,000        8.875% due 8/01/2008                                     1,045,000
                          B+        B1          3,850,000        4.17% due 12/31/2010 (a)(c)                              3,859,625
                          B-        Caa1        3,100,000        10%** due 5/15/2011 (a)                                  2,286,250
                          B-        B3          1,000,000        9.875% due 6/15/2011                                     1,115,000
                          BB-       B1          2,700,000   Texas Industries, Inc., 10.25% due 6/15/2011                  3,064,500
                                                                                                                      -------------
                                                                                                                         26,992,815
===================================================================================================================================
Information                                                 ADC Telecommunications, Inc. (Convertible):
Technology--0.9%          NR*       NR*         4,000,000        1% due 6/15/2008                                         4,300,000
                          NR*       NR*           500,000        1.605% due 6/15/2013 (c)                                   550,000
                                                                                                                      -------------
                                                                                                                          4,850,000


8         CORPORATE HIGH YIELD FUND VI, INC.      FEBRUARY 29, 2004

Schedule of Investments (continued)                            (in U.S. dollars)

                          S&P       Moody's   Face
Industry+                 Ratings   Ratings   Amount        Corporate Bonds                                               Value
===================================================================================================================================
Leisure--0.9%             B-        B1        $ 2,500,000   FelCor Lodging LP, 9% due 6/01/2011                       $   2,637,500
                          B+        B1          2,000,000   Intrawest Corporation, 7.50% due 10/15/2013                   2,075,000
                                                                                                                      -------------
                                                                                                                          4,712,500
===================================================================================================================================
Manufacturing--6.2%       CCC+      Caa1        1,375,000   Columbus McKinnon Corporation, 8.50% due 4/01/2008            1,313,125
                          B-        B3          5,500,000   EaglePicher Incorporated, 9.75% due 9/01/2013                 6,050,000
                          B-        B3          4,625,000   Invensys PLC, 9.875% due 3/15/2011 (a)                        4,539,299
                          B         B2          4,500,000   JohnsonDiversey, Inc., 9.625% due 5/15/2012                   4,905,000
                          B-        B3          1,500,000   Rexnord Corporation, 10.125% due 12/15/2012                   1,672,500
                          B         B3          5,150,000   TriMas Corporation, 9.875% due 6/15/2012                      5,562,000
                                                            Tyco International Group SA (Convertible):
                          BBB-      Ba2           900,000        2.75% due 1/15/2018                                      1,212,750
                          BBB-      Ba2         7,000,000        2.75% due 1/15/2018 (a)                                  9,432,500
                                                                                                                      -------------
                                                                                                                         34,687,174
===================================================================================================================================
Metal--Other--0.1%        NR*       Ba2           650,000   Vale Overseas Ltd., 8.25% due 1/17/2034                         575,250
===================================================================================================================================
Packaging--5.1%           B         B2          1,250,000   Crown Euro Holdings SA, 10.875% due 3/01/2013                 1,456,250
                          CCC+      Caa1        1,625,000   Graham Packaging Company, 8.75% due 1/15/2008                 1,641,250
                          CCC+      Caa2        4,500,000   Graham Packaging Holdings Company, 10.75%
                                                            due 1/15/2009                                                 4,635,000
                          BB-       B2          2,000,000   Owens-Brockway Glass Container, Inc., 8.875%
                                                            due 2/15/2009                                                 2,175,000
                          B         Caa1        3,000,000   Owens-Illinois, Inc., 7.15% due 5/15/2005                     3,090,000
                                                            Pliant Corporation:
                          B         B3          3,875,000        11.125%** due 6/15/2009 (a)                              3,100,000
                          B-        Caa2        5,500,000        13% due 6/01/2010                                        4,675,000
                          B-        B3          1,725,000   Tekni-Plex, Inc., 12.75% due 6/15/2010                        1,863,000
                                                            U.S. Can Corporation:
                          CCC+      B3          2,150,000        10.875% due 7/15/2010                                    2,257,500
                          CCC+      Caa1        3,675,000        12.375% due 10/01/2010                                   3,399,375
                                                                                                                      -------------
                                                                                                                         28,292,375
===================================================================================================================================
Paper--4.7%               B+        B2          3,450,000   Caraustar Industries, Inc., 9.875% due 4/01/2011              3,553,500
                          BB+       Ba2         6,000,000   Georgia-Pacific Corporation, 9.375% due 2/01/2013             6,915,000
                                                            Graphic Packaging International Inc.:
                          B-        B2          1,875,000        8.50% due 8/15/2011                                      2,067,187
                          B-        B3          2,200,000        9.50% due 8/15/2013                                      2,475,000
                          B         B2          4,275,000   Jefferson Smurfit Corporation, 8.25% due 10/01/2012           4,638,375
                          B         B3          4,000,000   MDP Acquisitions PLC, 9.625% due 10/01/2012                   4,500,000
                          BB        Ba3         2,000,000   Norske Skog Canada Ltd., 8.625% due 6/15/2011                 2,110,000
                                                                                                                      -------------
                                                                                                                         26,259,062
===================================================================================================================================
Services--4.5%            BB-       Ba3         6,000,000   Allied Waste North America, Inc., 8.875%
                                                            due 4/01/2008                                                 6,690,000
                          B         B2          5,025,000   The Coinmach Corporation, 9% due 2/01/2010                    5,364,187
                          B         B1          4,500,000   Corrections Corporation of America, 7.50%
                                                            due 5/01/2011                                                 4,736,250
                          BB-       B2            575,000   NationsRent, Inc., 9.50% due 10/15/2010 (a)                     621,000
                                                            Williams Scotsman, Inc.:
                          B-        B3          6,500,000        9.875% due 6/01/2007                                     6,386,250
                          B         B2            850,000        10% due 8/15/2008                                          926,500
                                                                                                                      -------------
                                                                                                                         24,724,187
===================================================================================================================================
Steel--1.3%               B+        B3          2,700,000   AK Steel Corporation, 7.875% due 2/15/2009                    2,389,500
                          B+        B1          2,450,000   CSN Islands VIII Corp., 9.75% due 12/16/2013 (a)              2,321,375
                          B         B2          2,000,000   UCAR Finance Inc., 10.25% due 2/15/2012                       2,280,000
                                                                                                                      -------------
                                                                                                                          6,990,875


          CORPORATE HIGH YIELD FUND VI, INC.      FEBRUARY 29, 2004            9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                            (in U.S. dollars)

                          S&P       Moody's   Face
Industry+                 Ratings   Ratings   Amount        Corporate Bonds                                               Value
===================================================================================================================================
Telecommunications--      B-        B2        $ 4,175,000   Alaska Communications System Holdings, Inc., 9.875%
7.5%                                                        due 8/15/2011                                             $   4,404,625
                                                            Fairpoint Communications:
                          B-        Caa1        3,750,000        9.50% due 5/01/2008                                      3,712,500
                          B-        Caa1        2,000,000        12.50% due 5/01/2010                                     2,160,000
                                                            Qwest Capital Funding, Inc.:
                          CCC+      Caa2        1,600,000        6.25% due 7/15/2005                                      1,608,000
                          CCC+      Caa2        7,000,000        7.25% due 2/15/2011                                      6,265,000
                          CCC+      B3          4,100,000   Qwest Communications International Inc., 4.63%
                                                            due 2/15/2009 (a)(c)                                          3,874,500
                          CCC+      NR*         2,000,000   Qwest Services Corp., 13.50% due 12/15/2010 (a)               2,345,000
                          B         B1          1,450,000   Time Warner Telecom Holdings, Inc., 5.12%
                                                            due 2/15/2011 (a)(c)                                          1,439,125
                                                            Time Warner Telecom, Inc.
                          CCC+      B3          4,300,000        9.75% due 7/15/2008                                      4,063,500
                          CCC+      B3          6,375,000        10.125% due 2/01/2011                                    5,992,500
                                                            WorldCom, Inc. (b):
                          NR*       NR*         1,625,000        7.50% due 8/20/2004                                      1,283,750
                          NR*       NR*         4,850,000        7.125% due 6/15/2027                                     3,831,500
                          NR*       NR*         2,575,000        8.25% due 5/15/2031                                        920,563
                                                                                                                      -------------
                                                                                                                         41,900,563
===================================================================================================================================
Transportation--1.6%      NR*       B2          3,050,000   Laidlaw International Inc., 10.75% due 6/15/2011 (a)          3,499,875
                          B+        B1            875,000   OMI Corporation, 7.625% due 12/01/2013                          912,188
                                                            Teekay Shipping Corporation:
                          BB+       Ba1         1,471,000        8.32% due 2/01/2008                                      1,544,550
                          BB-       Ba2         2,500,000        8.875% due 7/15/2011                                     2,850,000
                                                                                                                      -------------
                                                                                                                          8,806,613
===================================================================================================================================
Utilities--13.4%                                            The AES Corporation:
                          B-        Caa1        7,000,000        8.375% due 8/15/2007                                     7,105,000
                          B-        Caa1        3,000,000        8.50% due 11/01/2007                                     3,067,500
                          B-        B3          2,000,000        9.375% due 9/15/2010                                     2,185,000
                          CCC+      Caa1       13,625,000   Calpine Canada Energy Finance ULC, 8.50%
                                                            due 5/01/2008                                                10,525,312
                          CCC+      Caa1        2,250,000   Calpine Corporation, 8.25% due 8/15/2005                      2,165,625
                          CCC+      Caa1        7,550,000   Coastal Corporation, 7.75% due 6/15/2010                      6,606,250
                          BB        Ba1         2,241,000   ESI Tractebel Acquisition Corp., 7.99%
                                                            due 12/30/2011                                                2,330,640
                          BB-       Ba2         1,550,000   MSW Energy Finance Co. II, Inc., 7.375%
                                                            due 9/01/2010 (a)                                             1,612,000
                          BB        Ba1         2,400,000   MSW Energy Holdings LLC, 8.50% due 9/01/2010                  2,616,000
                          CCC       Caa2        8,350,000   Mission Energy Holding Company, 13.50% due 7/15/2008          8,663,125
                                                            Nevada Power Company:
                          NR*       Ba2         1,575,000        10.875% due 10/15/2009                                   1,842,750
                          BB        Ba2         3,750,000        8.25% due 6/01/2011                                      4,068,750
                          BB        Ba2         1,150,000        9% due 8/15/2013 (a)                                     1,276,500
                          B+        B1          3,000,000   Northwest Pipeline Corporation, 6.625%
                                                            due 12/01/2007                                                3,142,500
                          BB        Ba2         4,000,000   Sierra Pacific Power Company, 8% due 6/01/2008                4,340,000
                          B-        B1          1,650,000   Southern Natural Gas Company, 8.875% due 3/15/2010            1,815,000
                                                            The Williams Companies, Inc.:
                          B+        B3          4,000,000        6.50% due 8/01/2006                                      4,120,000
                          B+        B3          6,625,000        7.125% due 9/01/2011                                     6,890,000
                                                                                                                      -------------
                                                                                                                         74,371,952
===================================================================================================================================
Wireless--8.9%                                              American Tower Corporation:
                          CCC       Caa1        7,000,000        9.375% due 2/01/2009                                     7,420,000
                          CCC       Caa1        2,309,000        5% due 2/15/2010 (Convertible)                           2,277,251
                          CCC       B3          2,200,000   American Towers, Inc., 7.25% due 12/01/2011 (a)               2,249,500
                          CCC       Caa1        1,625,000   Centennial Cellular Operating Co. LLC, 8.125%
                                                            due 2/01/2014 (a)                                             1,527,500
                          CCC       Caa1        4,150,000   Centennial Communications Corp., 10.125%
                                                            due 6/15/2013                                                 4,357,500
                          CCC       B3          5,000,000   Crown Castle International Corp., 9.375%
                                                            due 8/01/2011                                                 5,500,000
                          B-        B3          3,650,000   Millicom International Cellular SA, 10%
                                                            due 12/01/2013 (a)                                            3,832,500
                          CCC+      B3          2,400,000   MobiFon Holdings B.V., 12.50% due 7/31/2010                   2,808,000
                          NR*       NR*         2,000,000   NII Holdings, Ltd., 10.729%** due 11/01/2009                  2,330,000
                          CCC-      Caa2        8,525,000   SBA Communications Corporation, 10.25% due 2/01/2009          8,546,313
                          CCC-      Caa1          750,000   SBA Telecommunications, Inc., 9.75%** due 12/15/2011 (a)        517,500


10        CORPORATE HIGH YIELD FUND VI, INC.      FEBRUARY 29, 2004

Schedule of Investments (concluded)                            (in U.S. dollars)

                          S&P       Moody's   Face
Industry+                 Ratings   Ratings   Amount        Corporate Bonds                                               Value
===================================================================================================================================
Wireless                  CCC+      B3        $ 5,000,000   SpectraSite, Inc., 8.25% due 5/15/2010                    $   5,262,500
(concluded)               CCC       Caa1        2,475,000   Western Wireless Corporation, 9.25% due 7/15/2013             2,598,750
                                                                                                                      -------------
                                                                                                                         49,227,314
                          ---------------------------------------------------------------------------------------------------------
                                                            Total Investments in Corporate Bonds
                                                            (Cost--$686,861,024)--130.0%                                721,704,543
                          =========================================================================================================

                                              Shares
                                              Held          Common Stock
===================================================================================================================================
Airlines--0.2%                                    133,624   ABX Air, Inc. (b)                                               975,455
                          ---------------------------------------------------------------------------------------------------------
                                                            Total Investments in Common Stock
                                                            (Cost--$506,435)--0.2%                                          975,455
                          =========================================================================================================

                                                            Preferred Stock
===================================================================================================================================
Automotive--1.3%                                  230,000   General Motors Corporation (Convertible)                      7,047,200
                          ---------------------------------------------------------------------------------------------------------
                                                            Total Investments in Preferred Stock
                                                            (Cost--$5,748,900)--1.3%                                      7,047,200
                          =========================================================================================================

                                              Face
                                              Amount        Trust Preferred
===================================================================================================================================
Telecommunications--                          $ 7,310,000   Citizen Utilities Trust, 5% due 1/15/2036
1.3%                                                        (Convertible)                                                 7,535,397
                          ---------------------------------------------------------------------------------------------------------
                                                            Total Investments in Trust Preferred
                                                            (Cost--$7,331,296)--1.3%                                      7,535,397
                          =========================================================================================================

                                              Shares
                                              Held          Warrants (d)
===================================================================================================================================
Chemicals--0.1%                                     3,500   Huntsman Company LLC (a)                                        525,000
===================================================================================================================================
Health Care--0.0%                                  54,578   HealthSouth Corporation                                         122,799
                          ---------------------------------------------------------------------------------------------------------
                                                            Total Investments in Warrants (Cost--$361,108)--0.1%            647,799
===================================================================================================================================
                          Total Investments (Cost--$700,808,763)--132.9%                                                737,910,394

                          Liabilities in Excess of Other Assets--(32.9%)                                               (182,669,040)
                                                                                                                      -------------
                          Net Assets--100.0%                                                                          $ 555,241,354
                                                                                                                      =============

+ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
*     Not Rated.
** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b)   Non-income producing security.
(c)   Floating rate note.
(d) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(e) Floating rate corporate debt in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally
      (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate. Floating rate corporate debt is generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to its disposition. Corporate loans represent 0.6% of the Fund's net assets.
(f) Interest rate adjusts quarterly and is based on 3-month US$ LIBOR, minus 0.125%.

      See Notes to Financial Statements.


          CORPORATE HIGH YIELD FUND VI, INC.      FEBRUARY 29, 2004           11

[LOGO] Merrill Lynch Investment Managers

Statement of Assets, Liabilities and Capital

As of February 29, 2004
====================================================================================================================================
Assets
------------------------------------------------------------------------------------------------------------------------------------
                       Investments, at value (identified cost--$700,808,763) ...............                            $737,910,394
                       Cash ................................................................                               5,526,468
                       Receivables:
                          Securities sold ..................................................        $ 18,289,138
                          Interest .........................................................          13,235,714          31,524,852
                                                                                                    --------------------------------
                       Total assets ........................................................                             774,961,714
                                                                                                                        ------------
====================================================================================================================================
Liabilities
------------------------------------------------------------------------------------------------------------------------------------
                       Loans ...............................................................                             196,700,000
                       Payables:
                          Securities purchased .............................................          22,100,259
                          Dividends to shareholders ........................................             419,182
                          Investment adviser ...............................................             392,139
                          Interest on loans ................................................              52,376
                          Offering costs ...................................................               7,394
                          Other affiliates .................................................               4,497          22,975,847
                                                                                                    ------------
                       Accrued expenses and other liabilities ..............................                                  44,513
                                                                                                                        ------------
                       Total liabilities ...................................................                             219,720,360
                                                                                                                        ------------
====================================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------------------
                       Net Assets ..........................................................                            $555,241,354
                                                                                                                        ============
====================================================================================================================================
Capital
------------------------------------------------------------------------------------------------------------------------------------
                       Common Stock, $.10 par value, 200,000,000 shares authorized .........                            $  3,528,198
                       Paid-in capital in excess of par ....................................                             501,435,319
                       Undistributed investment income--net ................................        $  4,175,792
                       Undistributed realized capital gains on investments--net ............           9,000,414
                       Unrealized appreciation on investments--net .........................          37,101,631
                                                                                                    ------------
                       Total accumulated earnings--net .....................................                              50,277,837
                                                                                                                        ------------
                       Total--Equivalent to $15.74 per share based on 35,281,981
                        shares of capital stock outstanding (market price--$14.63) .........                            $555,241,354
                                                                                                                        ============

      See Notes to Financial Statements.


12        CORPORATE HIGH YIELD FUND VI, INC.      FEBRUARY 29, 2004

Statement of Operations

For the Six Months Ended February 29, 2004
====================================================================================================================================
Investment Income
------------------------------------------------------------------------------------------------------------------------------------
                       Interest ................................................................                        $ 29,693,091
                       Dividends ...............................................................                             192,665
                       Other ...................................................................                              17,867
                                                                                                                        ------------
                       Total income ............................................................                          29,903,623
                                                                                                                        ------------
====================================================================================================================================
Expenses
------------------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ................................................      $ 2,486,445
                       Loan interest expense ...................................................        1,195,672
                       Borrowing costs .........................................................          175,972
                       Accounting services .....................................................           83,193
                       Professional fees .......................................................           41,861
                       Printing and shareholder reports ........................................           27,671
                       Transfer agent fees .....................................................           23,448
                       Listing fees ............................................................           14,372
                       Custodian fees ..........................................................           14,181
                       Pricing services ........................................................           12,454
                       Directors' fees and expenses ............................................           11,917
                       Other ...................................................................           10,443
                                                                                                      -----------
                       Total expenses before waiver ............................................        4,097,629
                       Waiver of expenses ......................................................          (50,722)
                                                                                                      -----------
                       Total expenses after waiver .............................................                           4,046,907
                                                                                                                        ------------
                       Investment income--net ..................................................                          25,856,716
                                                                                                                        ------------
====================================================================================================================================
Realized & Unrealized Gain on Investments--Net
------------------------------------------------------------------------------------------------------------------------------------
                       Realized gain on investments--net .......................................                           9,017,075
                       Change in unrealized appreciation/depreciation on investments--net ......                          38,770,511
                                                                                                                        ------------
                       Total realized and unrealized gain on investments--net ..................                          47,787,586
                                                                                                                        ------------
                       Net Increase in Net Assets Resulting from Operations ....................                        $ 73,644,302
                                                                                                                        ============

      See Notes to Financial Statements.


          CORPORATE HIGH YIELD FUND VI, INC.      FEBRUARY 29, 2004           13

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets

                                                                                                    For the Six      For the Period
                                                                                                    Months Ended      May 30, 2003+
                                                                                                    February 29,      to August 31,
Increase (Decrease) in Net Assets:                                                                      2004              2003
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ................................................     $  25,856,716      $  10,580,942
                       Realized gain on investments--net .....................................         9,017,075            835,752
                       Change in unrealized appreciation/depreciation on investments--net ....        38,770,511         (1,668,880)
                                                                                                   --------------------------------
                       Net increase in net assets resulting from operations ..................        73,644,302          9,747,814
                                                                                                   --------------------------------
===================================================================================================================================
Dividends & Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ................................................       (25,138,426)        (7,123,440)
                       Realized gain on investments--net .....................................          (852,413)                --
                                                                                                   --------------------------------
                       Net decrease in net assets resulting from dividends and
                        distributions to shareholders ........................................       (25,990,839)        (7,123,440)
                                                                                                   --------------------------------
===================================================================================================================================
Capital Stock Transactions
-----------------------------------------------------------------------------------------------------------------------------------
                       Proceeds from issuance of Common Stock ................................                --        505,314,375
                       Offering costs resulting from the issuance of Common Stock ............                --           (450,861)
                                                                                                   --------------------------------
                       Net increase in net assets derived from capital stock transactions ....                --        504,863,514
                                                                                                   --------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets ..........................................        47,653,463        507,487,888
                       Beginning of period ...................................................       507,587,891            100,003
                                                                                                   --------------------------------
                       End of period* ........................................................     $ 555,241,354      $ 507,587,891
                                                                                                   ================================
                        * Undistributed investment income--net ...............................     $   4,175,792      $   3,457,502
                                                                                                   ================================

+     Commencement of operations.

      See Notes to Financial Statements.


14        CORPORATE HIGH YIELD FUND VI, INC.      FEBRUARY 29, 2004

Statement of Cash Flows

For the Six Months Ended February 29, 2004
===================================================================================================================================
Cash Used for Operating Activities
-----------------------------------------------------------------------------------------------------------------------------------
                       Net increase in net assets resulting from operations ...................................       $  73,644,302
                       Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
                          Increase in receivables .............................................................            (463,509)
                          Decrease in other liabilities .......................................................          (5,521,299)
                          Realized and unrealized gain on investments--net ....................................         (47,787,586)
                          Amortization of discount ............................................................          (1,163,010)
                       Proceeds from sales and paydowns of long-term investments ..............................         232,505,282
                       Purchases of long-term investments .....................................................        (303,404,314)
                                                                                                                      -------------
                       Net cash used for operating activities .................................................         (52,190,134)
                                                                                                                      -------------
===================================================================================================================================
Cash Provided by Financing Activities
-----------------------------------------------------------------------------------------------------------------------------------
                       Cash receipts from borrowings ..........................................................         262,300,000
                       Cash payments on borrowings ............................................................        (178,900,000)
                       Dividends paid to shareholders .........................................................         (25,683,398)
                                                                                                                      -------------
                       Net cash provided by financing activities ..............................................          57,716,602
                                                                                                                      -------------
===================================================================================================================================
Cash
-----------------------------------------------------------------------------------------------------------------------------------
                       Net increase in cash ...................................................................           5,526,468
                       Cash at beginning of period ............................................................                  --
                                                                                                                      -------------
                       Cash at end of period ..................................................................       $   5,526,468
                                                                                                                      =============
===================================================================================================================================
Cash Flow Information
-----------------------------------------------------------------------------------------------------------------------------------
                       Cash paid for interest .................................................................       $   1,196,335
                                                                                                                      =============

      See Notes to Financial Statements.


          CORPORATE HIGH YIELD FUND VI, INC.      FEBRUARY 29, 2004           15

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

The following per share data and ratios have been derived                                         For the Six     For the Period
from information provided in the financial statements.                                           Months Ended      May 30, 2003+
                                                                                                  February 29,     to August 31,
Increase (Decrease) in Net Asset Value:                                                              2004              2003
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ..................................    $     14.39        $     14.33
                                                                                                  ------------------------------
                          Investment income--net .............................................            .73                .30
                          Realized and unrealized gain (loss) on investments--net ............           1.35               (.03)
                                                                                                  ------------------------------
                       Total from investment operations ......................................           2.08                .27
                                                                                                  ------------------------------
                       Less dividends and distributions:
                          Investment income--net .............................................           (.71)              (.20)
                          Realized gain on investments--net ..................................           (.02)                --
                                                                                                  ------------------------------
                       Total dividends and distributions .....................................           (.73)              (.20)
                                                                                                  ------------------------------
                       Offering costs resulting from the issuance of Common Stock ............             --               (.01)
                                                                                                  ------------------------------
                       Net asset value, end of period ........................................    $     15.74        $     14.39
                                                                                                  ==============================
                       Market price per share, end of period .................................    $     14.63        $     13.61
                                                                                                  ==============================
================================================================================================================================
Total Investment Return**
--------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ....................................          15.04%@             1.91%@
                                                                                                  ==============================
                       Based on market price per share .......................................          13.06%@            (7.92%)@
                                                                                                  ==============================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of waiver and excluding interest expense ................           1.07%*              .45%*
                                                                                                  ==============================
                       Expenses, net of waiver ...............................................           1.51%*              .52%*
                                                                                                  ==============================
                       Expenses ..............................................................           1.53%*              .91%*
                                                                                                  ==============================
                       Investment income--net ................................................           9.67%*             8.22%*
                                                                                                  ==============================
================================================================================================================================
Leverage
--------------------------------------------------------------------------------------------------------------------------------
                       Amount of borrowings outstanding, end of period (in thousands) ........    $   196,700        $   113,300
                                                                                                  ==============================
                       Average amount of borrowings outstanding during the period
                        (in thousands) .......................................................    $   175,861        $    24,585
                                                                                                  ==============================
                       Average amount of borrowings outstanding per share during the period ..    $      4.98        $       .71
                                                                                                  ==============================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) ..............................    $   555,241        $   507,588
                                                                                                  ==============================
                              Portfolio turnover .............................................          35.64%             59.69%
                                                                                                  ==============================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
+     Commencement of operations.
@     Aggregate total investment return.

      See Notes to Financial Statements.


16        CORPORATE HIGH YIELD FUND VI, INC.      FEBRUARY 29, 2004

Notes to Financial Statements

1. Significant Accounting Policies:

Corporate High Yield Fund VI, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange ("NYSE") under the symbol HYT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.


          CORPORATE HIGH YIELD FUND VI, INC.      FEBRUARY 29, 2004           17

[LOGO] Merrill Lynch Investment Managers

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

      When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Swaps -- The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Offering expenses -- Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the


18        CORPORATE HIGH YIELD FUND VI, INC.      FEBRUARY 29, 2004

Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .70% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed. For the six months ended February 29, 2004, FAM earned fees of $2,486,445, of which $50,722 was waived.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

In addition, MLPF&S received $11,625 in commissions on the execution of portfolio security transactions for the Fund for the six months ended February 29, 2004.

For the six months ended February 29, 2004, the Fund reimbursed FAM $5,049 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended February 29, 2004 were $325,504,573 and $249,247,325, respectively.

Net realized gains for the six months ended February 29, 2004 and net unrealized gains as of February 29, 2004 were as follows:

--------------------------------------------------------------------------------
                                                  Realized            Unrealized
                                                   Gains                Gains
--------------------------------------------------------------------------------
Long-term investments ................          $ 9,017,075          $37,101,631
                                                --------------------------------
Total ................................          $ 9,017,075          $37,101,631
                                                ================================

As of February 29, 2004, net unrealized appreciation for Federal income tax purposes aggregated $37,025,416, of which $42,400,118 related to appreciated securities and $5,374,702 related to depreciated securities. The aggregate cost of investments at February 29, 2004 for Federal income tax purposes was $700,884,978.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the six months ended February 29, 2004 remained constant and during the period May 30, 2003 to August 31, 2003 increased 35,275,000 from shares sold.


          CORPORATE HIGH YIELD FUND VI, INC.      FEBRUARY 29, 2004           19

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

5. Short-Term Borrowings:

On July 11, 2003, the Fund entered into its $250,000,000 revolving credit and security agreement with Citibank, N.A. and other lenders (the "Lenders"). Under the revolving credit and security agreement, the Fund may borrow money through
(i) a line of credit from certain Lenders at the eurodollar rate plus .75% or the highest of the Federal Funds rate plus .50%, a base rate as determined by Citibank, N.A. and/or the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major U.S. money market banks plus .50%, or (ii) the issuance of commercial paper notes by certain Lenders at rates of interest based upon the weighted average of the per annum rates paid or payable by such Lenders in respect of those commercial paper notes. As security for its obligations to the Lenders under the revolving credit and security agreement, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders.

For the six months ended February 29, 2004, the average amount borrowed was approximately $175,861,000 and the daily weighted average borrowing rate was 1.37%.

6. Subsequent Event:

The Fund paid an ordinary income dividend in the amount of $.118750 per share on March 31, 2004 to shareholders of record on March 15, 2004.


20        CORPORATE HIGH YIELD FUND VI, INC.      FEBRUARY 29, 2004

Portfolio Information

                                                                                                                          Percent of
As of February 29, 2004                                                                                                 Total Assets
====================================================================================================================================
Ten Largest Holdings
------------------------------------------------------------------------------------------------------------------------------------
The Williams Companies Inc.*                   Williams is involved in a number of energy-related businesses. Activities include transport and storage of natural gas and other petroleum products, as well as oil and gas exploration and production. The company is also a
                                               refiner of petroleum products and trades energy and related commodities.         1.8%
------------------------------------------------------------------------------------------------------------------------------------
Qwest*                                         Qwest provides a broad range of telecommunications services, including broadband Internet-based data, voice and image communication, local exchange services, and data and long-distance services to residential and business customers. The company also provides Web hosting, high-speed Internet access
                                               and private networks.                                                            1.8
------------------------------------------------------------------------------------------------------------------------------------
Calpine Corporation*                           Calpine owns, develops and operates power generation facilities in addition to selling electricity in the United States. The company also provides
                                               thermal energy for industrial customers.                                         1.7
------------------------------------------------------------------------------------------------------------------------------------
The AES Corporation*                           AES is a worldwide power producer with operations in the United States,
                                               Europe, Latin America and Asia. Electricity generation and sales are primarily to wholesale customers, although the company has a direct
                                               distribution business to end users.                                              1.6
------------------------------------------------------------------------------------------------------------------------------------
American Tower Corporation*                    American Tower owns and operates wireless communications and broadcast towers in the United States. The company leases antenna sites on these towers to a range of wireless communications companies, including those
                                               offering cellular telephone, paging and personal communications services.        1.5
------------------------------------------------------------------------------------------------------------------------------------
Sierra Pacific Resources*                      Sierra Pacific Resources is the holding company for two utilities, Nevada
                                               Power Company and Sierra Pacific Power Company. Both utilities primarily
                                               serve the state of Nevada.                                                       1.5
------------------------------------------------------------------------------------------------------------------------------------
Time Warner Telecom, Inc.*                     Time Warner Telecom offers local telephone service and a wide range of telephony products to medium- and large-sized businesses in selected
                                               metropolitan areas. The company operates a fiber optic network.                  1.5
------------------------------------------------------------------------------------------------------------------------------------
Building Materials Corporation of America*     Building Materials is a manufacturer of residential roofing products, with
                                               Timberline as its major brand.                                                   1.4
------------------------------------------------------------------------------------------------------------------------------------
Vivendi Universal*                             Vivendi is a diversified media company. The company records and publishes music, produces and distributes television programming and movies, publishes
                                               interactive games and offers communications services.                            1.4
------------------------------------------------------------------------------------------------------------------------------------
Tyco International Group SA*                   Tyco is a diversified manufacturing and service company with a global footprint. The company's businesses include electrical and electronics components, undersea telecommunications systems, fire protection and security systems, flow control products, health care products and specialty
                                               products.                                                                        1.4
------------------------------------------------------------------------------------------------------------------------------------

*     Includes combined holdings and/or affiliates, where applicable.

Portfolio Profile

Quality Rating by                                                     Percent of
Standard & Poor's                                             Total Market Value
--------------------------------------------------------------------------------
BBB .....................................................................     5%
BB ......................................................................    17
B .......................................................................    50
CCC .....................................................................    26
NR (Not Rated) ..........................................................     2
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries*                                      Total Market Value
--------------------------------------------------------------------------------
Utilities ................................................                 10.1%
Chemicals ................................................                  6.8
Telecommunications .......................................                  6.7
Wireless .................................................                  6.7
Diversified Media ........................................                  6.5
--------------------------------------------------------------------------------
* For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

                                                                      Percent of
Five Largest Foreign Countries*                               Total Market Value
--------------------------------------------------------------------------------
France .................................................................    2.3%
Canada .................................................................    2.2
Luxembourg .............................................................    2.0
United Kingdom .........................................................    1.4
Bermuda ................................................................    1.3
--------------------------------------------------------------------------------
*     All holdings are denominated in U.S. dollars.

--------------------------------------------------------------------------------
Average Portfolio Maturity                                             7.2 years
--------------------------------------------------------------------------------


          CORPORATE HIGH YIELD FUND VI, INC.      FEBRUARY 29, 2004           21

[LOGO] Merrill Lynch Investment Managers

Officers and Directors

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
B. Daniel Evans, Vice President
Elizabeth M. Phillips, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

EquiServe
P.O. Box 43010
Providence, RI 02940-3010

NYSE Symbol

HYT


22        CORPORATE HIGH YIELD FUND VI, INC.      FEBRUARY 29, 2004

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


          CORPORATE HIGH YIELD FUND VI, INC.      FEBRUARY 29, 2004           23

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

Corporate High Yield Fund VI, Inc. seeks to provide shareholders with current income by investing primarily in a diversified portfolio of fixed income securities that are rated in the lower rating categories of the established rating services (Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Corporation) or are unrated securities of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Corporate High Yield Fund VI, Inc. for their information. It is not a prospectus. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Corporate High Yield Fund VI, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                  #COYVI -- 2/04

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Corporate High Yield Fund VI, Inc.


        By: /s/ Terry K. Glenn
            ------------------------------
            Terry K. Glenn,
            President of
            Corporate High Yield Fund VI, Inc.

        Date: April 16, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            ------------------------------
            Terry K. Glenn,
            President of
            Corporate High Yield Fund VI, Inc.

        Date: April 16, 2004


        By: /s/ Donald C. Burke
            ------------------------------
            Donald C. Burke,
            Chief Financial Officer of
            Corporate High Yield Fund VI, Inc.

        Date: April 16, 2004